Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Consolidated Statements of Operations
REVENUES	$ 0	$ 0
COST OF SALES	0	0
GROSS PROFIT	0	0
OPERATING EXPENSES
Stock based compensation to officers, directors, and consultants	54,000	1,353,898
Other Operating Expenses	572,092	654,893
Total Operating Expenses	626,092	2,008,791
LOSS FROM OPERATIONS	(626,092)	(2,008,791)
Other Income (Expense)
Finance expense	(39,409)	(34,349)
Settlement of payables	25,000	0
Write-off of land in Alberta Canada	0	(43,163)
Total Other Income (Expense) - Net	(14,409)	(77,512)
INCOME (LOSS) BEFORE INCOME TAXES	(640,501)	(2,086,303)
PROVISION FOR INCOME TAXES	0	0
NET INCOME (LOSS)	(640,501)	(2,086,303)
Deemed dividends for warrants	0	0
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$ (640,501)	$ (2,086,303)
Weighted average shares outstanding - Basic and Diluted	1,991,684,552	1,939,666,008
Foreign Currency Translation
NET LOSS PER SHARE - Basic and Diluted	$ (0.00)	$ (0.00)